October 27, 1995

                              The Emerging Markets
                              Income Fund Inc

To Our Shareholders:

The net asset value of the Emerging Markets Income Fund Inc rose to $13.38 per share as of August 31, 1995. Dividends of $0.4125 per share were paid during the quarter. The total investment return, based on net asset value per share for the quarter, assuming reinvestment of dividends in additional shares of the Fund, was 4.8% compared with an increase of 4.4% in the Salomon Brothers Brady Bond Index. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries.

Emerging Markets

Emerging Markets regained stability in the three-month period ended in August following the extreme volatility of the first five months of the year. For the three months ended in August, the Salomon Brothers Brady Bond Index appreciated 4.4% as investors focused on the fundamentals in individual countries and looked beyond the short-term effects of Mexico's peso devaluation at the end of 1994. The important developments for the market during the Fund's most recent quarter included successful financings by Argentina and a continuation of the recession in Mexico. Investors continue to move back into the market based on the encouraging level of stability over the past three months.

Country Analysis

The largest holdings of foreign government debt securities in the Fund, as a percentage of total assets on August 31, were in Morocco (15.2%), Brazil (14.7%), Argentina (12.8%) and Poland (10.7%).

Morocco: The Moroccan economy continued to struggle with the effects of a severe drought. The World Bank approved a $100 million emergency agricultural loan to aid this stricken sector of the economy. Moroccan GDP is expected to contract in 1995 due to the effects of the drought. Current estimates from the Ministry of Finance call for a contraction of approximately 5% in the Moroccan economy in 1995.

Brazil: President Cardoso continued to successfully guide his package of constitutional reforms through the Brazilian Congress. In July, Standard & Poor's raised its foreign currency rating on Brazil to single B-plus from single B, reflecting the success of the Cardoso administration in its anti-inflation efforts.

Argentina: The country successfully returned to the capital markets with major debt underwritings denominated in deutschmarks and yen during the Fund's most recent quarter. These financings are being used, in part, to finance repurchases of Argentine public debt.


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Poland:  The market continues to upgrade its assessment of Poland's prospects in light of its investment grade credit rating. Inflation continued to fall during the recent quarter reflecting the decline in food prices and the strength of the zloty.

We encourage you to read the financial statements that follow for further details about the Fund's investments. A recorded update of developments affecting emerging markets debt securities is available by calling (800) 421-4777.

                                   Cordially,





              Michael S. Hyland                   Alan H. Rappaport
              Chairman of the Board               President


                                       2
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Statement of Investments August 31, 1995


BONDS -- 110.5%
------------------------------------------------------------------------------------------------------------------
  Principal
   Amount
  000's(a)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                  ARGENTINA - 18.6%
Peso 2,614        Republic of Argentina, Bocon, Pro I, Floating Rate Note,
                    3.9016%, 4/1/07*,** ...................................................         $   946,750
    12,750        Republic of Argentina, Floating Rate Bond, Series L, 7.3125%, 3/31/05*,**           7,801,406
                                                                                                    -----------
                  TOTAL ARGENTINA .........................................................           8,748,156
                                                                                                    -----------
                  BRAZIL - 21.3%
     2,375        Federal Republic of Brazil, Interest Due Bond, 6.6875%, 1/01/01*,** .....           1,963,828
     4,000        Federal Republic of Brazil, "New" New Money Bond, Floating Rate,
                    Series L, 7.3125%, 4/15/09 *,** .......................................           2,185,000
     4,000        Federal Republic of Brazil, Par Bond, Series YL4, 4.25%, 4/15/24*,** ....           1,817,500
     6,580        Federal Republic of Brazil, Capitalization Bond, 8.0%, 4/15/14*,**(b) ...           3,269,684
     1,250        Federal Republic of Brazil, Eligible Interest Bond, 7.25%, 4/15/06* .....             775,000
                                                                                                    -----------
                  TOTAL BRAZIL ............................................................          10,011,012
                                                                                                    -----------
                  BULGARIA - 6.4%
    10,000        Republic of Bulgaria, Front Loaded Interest Reduction Bond,
                    Series A, 2%, 7/28/12* ................................................           2,600,000
       800        Republic of Bulgaria, Discount Bond, Tranche A, 6.75%, 7/28/24* .........             402,000
                                                                                                    -----------
                  TOTAL BULGARIA ..........................................................           3,002,000
                                                                                                    -----------
                  COSTA RICA - 3.9%
     3,500        Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10** ..................           1,820,000
                                                                                                    -----------
                  ECUADOR - 7.3%
       736        Republic of Ecuador, Interest Equalization Bond, 6.75%, 12/21/04*,** ....             428,793
     3,236        Republic of Ecuador, Past Due Interest Bond, 6.8125%, 2/28/15*(b) .......           1,055,767
     6,000        Republic of Ecuador, Par Bond, 3%, 2/28/25*,** ..........................           1,957,500
                                                                                                    -----------
                  TOTAL ECUADOR ...........................................................           3,442,060
                                                                                                    -----------
                  INDONESIA - 2.2%
     1,000        Indah Kiat Finance, 12.5%, 6/15/06** ....................................           1,020,000
                                                                                                    -----------
                  MEXICO - 13.6%
     2,500        Cementos Mexicanos S.A., 10%, 11/05/99** ................................           2,362,500
     1,000        Grupo Industrial Durango, 12.0%, 7/15/01** ..............................             895,000
     2,000        United Mexican States, Par Bond, Series A, 6.25%, 12/31/19**
                    (including 2,000,000 rights expiring 6/30/03) .........................           1,213,750
     3,150        United Mexican States, Par Bond, Series B, 6.25%, 12/31/19**
                    (including 3,150,000 rights expiring 6/30/03) .........................           1,911,656
                                                                                                    -----------
                  TOTAL MEXICO ............................................................           6,382,906
                                                                                                    -----------

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Statement of Investments August 31, 1995 (continued)


BONDS (continued)
------------------------------------------------------------------------------------------------------------------
  Principal
   Amount
  000's(a)                                                                                             Value
------------------------------------------------------------------------------------------------------------------

                  PANAMA - 5.1%
     3,000        Republic of Panama, Floating Rate Note, 7.25%, 5/10/02*,** ..............         $ 2,379,375
                                                                                                    -----------
                  PHILIPPINES - 7.8%
     5,000        Republic of the Philippines, Par Bond, Series B, 5.75%, 12/01/17*,** ....           3,687,500
                                                                                                    -----------
                  POLAND - 15.5%
     4,750        Republic of Poland, Discount Bond, 7.125%, 10/27/24*,** .................           3,615,938
     6,000        Republic of Poland, Past Due Interest Bond, 3.25%, 10/27/14*,** .........           3,671,250
                                                                                                    -----------
                  TOTAL POLAND ............................................................           7,287,188
                                                                                                    -----------
                  SOUTH AFRICA - 1.4%
 ZAL 3,000        Republic of South Africa Notes, 12%, 2/28/05** ..........................             671,959
                                                                                                    -----------
                  TRINIDAD AND TOBAGO - 2.1%
     1,000        Trinidad and Tobago Notes, 9.75%, 11/03/00** ............................             980,000
                                                                                                    -----------
                  URUGUAY - 1.5%
     1,000        Uruguay Debt Conversion Bonds, Series B, Floating Rate Note,
                    6.75%, 2/18/07*,** ....................................................             710,000
                                                                                                    -----------
                  VENEZUELA - 3.8%
     2,500        Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20**
                    (including 12,500 warrants expiring 3/31/20) ..........................           1,264,063
     1,000        Republic of Venezuela, Par Bond, Series B, 6.75%, 3/31/20**
                    (including 5,000 warrants expiring 3/31/20) ...........................             505,625
                                                                                                    -----------
                  TOTAL VENEZUELA .........................................................           1,769,688
                                                                                                    -----------
                  TOTAL BONDS (cost $52,525,603) ..........................................          51,911,844
                                                                                                    -----------

LOAN PARTICIPATIONS -- 27.7%
------------------------------------------------------------------------------------------------------------------

     4,250        Bank for Foreign Economics, Vnesheconombank***
                   (Participation: Chase Manhattan Bank, New York)T .......................           1,349,375
     3,000        Government of Ivory Coast, 1/01/01***
                   (Participation: Morgan Stanley Emerging Markets, Inc.)T ................             525,000
       833        Government of Jamaica, Tranche A, 6.6875%, 10/15/00*
                   (Participation: Chase Manhattan Bank, New York)T .......................             745,830
    17,000        Kingdom of Morocco, Tranche A, 6.6875%, 1/01/09*,**
                    (Participation: Morgan Guaranty Trust Company of New York)T ...........          10,391,250
                                                                                                    -----------
                  TOTAL LOAN PARTICIPATIONS
                    (cost $11,803,379) ....................................................          13,011,455
                                                                                                    -----------
                  TOTAL  INVESTMENTS - 138.2% (cost $64,328,982) ..........................          64,923,299
                                                                                                    -----------

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Statement of Investments August 31, 1995 (continued)


REPURCHASE AGREEMENTS -- 2.5%
------------------------------------------------------------------------------------------------------------------
  Principal
   Amount
  000's(a)                                                                                             Value
------------------------------------------------------------------------------------------------------------------

     1,178        State Street Bank and Trust Company, 5.55%, cost $1,178,000, dated 8/31/95, $1,178,182 due 9/01/95, (collateralized by $1,130,000
                    U.S. Treasury Note, 7.125%, due 9/30/99, valued at $1,203,450) ........         $ 1,178,000
                                                                                                    -----------
                  LIABILITIES IN EXCESS OF OTHER ASSETS - (40.7%) .........................         (19,108,196)
                                                                                                    -----------
                  NET ASSETS - 100.0% (equivalent to $13.38 per share on
                    3,512,134 common shares outstanding) ..................................         $46,993,103
                                                                                                    ===========

-----------
(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Payment-in-kind security for which part of the interest earned is capitalized as additional principal.
  * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
 ** All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.
*** Non-income producing. Security is currently in default.
  T Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.
ZAL - South African Rand.
Peso - Argentina Peso.










                See accompanying notes to financial statements.

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Statement of Assets and Liabilities August 31, 1995

Assets

Investments, at value (cost-$64,328,982) ............................................  $64,923,299
Repurchase agreements ...............................................................    1,178,000
Cash ................................................................................       27,436
Principal paydown receivable ........................................................      210,000
Interest receivable .................................................................    1,823,625
Unamortized organization expenses ...................................................       65,048
Prepaid expenses ....................................................................        7,643
                                                                                       -----------
      Total assets ..................................................................   68,235,051
                                                                                       -----------

Liabilities

Loan payable (Note 5) ...............................................................   20,000,000
Payable for compensated foreign currency contracts ..................................      564,044
Accrued interest expense on loan ....................................................      499,965
Accrued management fee (Note 3) .....................................................       27,591
Accrued advisory fee (Note 3) .......................................................       19,709
Other accrued expenses ..............................................................      130,639
                                                                                       -----------
      Total liabilities .............................................................   21,241,948
                                                                                       -----------

Net Assets

Common Stock ($.001 par value, authorized
  100,000,000; 3,512,134 shares outstanding) ........................................        3,512
Additional paid-in capital ..........................................................   48,716,493
Undistributed net investment income .................................................      216,636
Distributions in excess of net realized gain on investments .........................   (2,537,577)
Net unrealized appreciation on investments and foreign currency translations ........      594,039
                                                                                       -----------
      Net assets ....................................................................  $46,993,103
                                                                                       ===========

Net Asset Value Per Share ($46,993,103 / 3,512,134 shares) ..........................       $13.38
                                                                                            ======



                See accompanying notes to financial statements.

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Statement of Operations for the Twelve Months ended August 31, 1995

Net Investment Income

Income
Interest (includes discount accretion of $2,363,895)                                                     $ 9,267,498

Expenses
Interest on loan ......................................................................  $1,490,695
Management fee ........................................................................     327,780
Advisory fee ..........................................................................     234,128
Audit and tax services ................................................................      83,545
Printing ..............................................................................      64,245
Custodian .............................................................................      59,860
Legal .................................................................................      53,150
Amortization of organization expenses .................................................      29,930
Directors' fees and expenses ..........................................................      25,095
Transfer agent expenses ...............................................................      23,295
Listing fees ..........................................................................      18,476
Other .................................................................................      25,218        2,435,417
                                                                                         ----------      -----------
Net investment income .............................................................................        6,832,081
                                                                                                         -----------
Realized and Unrealized Gain (Loss)
Net Realized Loss on:
    Investments ...................................................................................       (1,501,257)
    Foreign currency transactions .................................................................         (469,612)
                                                                                                         -----------
                                                                                                          (1,970,869)
                                                                                                         -----------

Change in Net Unrealized Appreciation (Depreciation) on:
    Investments ...................................................................................       (6,073,533)
    Translation of foreign currency contracts and other assets and liabilities
      denominated in foreign currencies ...........................................................          261,648
                                                                                                         -----------
                                                                                                          (5,811,885)
                                                                                                         -----------
Net realized loss and change in net unrealized appreciation (depreciation) ........................       (7,782,754)
                                                                                                         -----------
Net Decrease in Net Assets from Operations ........................................................      $  (950,673)
                                                                                                         ===========


                See accompanying notes to financial statements.

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Statement of Changes in Net Assets August 31, 1995

                                                                                Twelve Months     Twelve Months
                                                                                    Ended              Ended
                                                                                August 31, 1995   August 31, 1994
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income .......................................................    $ 6,832,081       $ 4,799,159
Net realized gain (loss) on investments and foreign currency transactions ...     (1,970,869)         3,051,773
Change in net unrealized appreciation(depreciation) .........................     (5,811,885)        (5,813,794)
                                                                                 -----------        -----------
Net increase (decrease) in net assets from operations .......................       (950,673)         2,037,138
                                                                                 -----------        -----------

Dividends and Distributions to Shareholders
From net investment income ..................................................     (4,794,063)        (5,276,981)
From net realized capital gains .............................................     (1,729,666)        (2,844,829)
In excess of net realized capital gains .....................................     (2,537,577)             --
                                                                                 -----------        -----------
Total dividend to shareholders ..............................................     (9,061,306)        (8,121,810)
                                                                                 -----------        -----------

Capital Share Transactions
Offering expenses charged to paid-in capital ................................          --                (1,875)
                                                                                 -----------        -----------

Total decrease in net assets ................................................    (10,011,979)        (6,086,547)

Net Assets
Beginning of period .........................................................     57,005,082         63,091,629
                                                                                 -----------        -----------
End of period (includes undistributed net investment income of
    $216,636 for 1995) ......................................................    $46,993,103        $57,005,082
                                                                                 ===========        ===========


Statement of Cash Flows For the Twelve Months Ended August 31, 1995

Cash Flows from Operating Activities:
Purchases of securities ........................................................................   $(56,746,175)
Net sales of short-term investments ............................................................        818,896
Proceeds from sales of securities and principal paydowns .......................................     59,600,168
                                                                                                   ------------
                                                                                                      3,672,889

Net investment income ..........................................................................      6,832,081
Accretion of discount on investments ...........................................................     (2,363,895)
Interest on payment-in-kind bonds ..............................................................       (237,837)
Amortization of organization expenses ..........................................................         29,930
Net change in receivables/payables related to operations .......................................        118,136
                                                                                                   ------------
Net cash provided by operating activities ......................................................      8,051,304
                                                                                                   ------------

Cash Flows from Financing Activities:
Dividends paid .................................................................................     (9,061,306)
                                                                                                   ------------
Net cash used by financing activities ..........................................................     (9,061,306)
                                                                                                   ------------

Net decrease in cash ...........................................................................     (1,010,002)
Cash at beginning of period ....................................................................      1,037,438
                                                                                                   ------------
Cash at end of period ..........................................................................   $     27,436
                                                                                                   ============



                See accompanying notes to financial statements.

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Notes to Financial Statements

1.  Organization

    The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (b) Investment transactions. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

    (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

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Notes to Financial Statements (continued)

2.  Significant Accounting Policies (Continued)

    (d) Federal income taxes. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision has been made for federal income taxes.

    (e) Organization expenses. Organization expenses amounting to $150,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

    (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    (g) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

    (h) Forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts which are marked-to-market to reflect the changes in the currency exchange rates. The change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended August 31, 1995, the Fund paid interest expense of $1,341,424.

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Notes to Financial Statements (continued)

3.  Management and Advisory Fees and Other Transactions

    The Fund has retained Salomon Brothers Asset Management Inc, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager and administrator (the "Manager") of the Fund subject to supervision by the Board of Directors of the Fund. The Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

    The Fund has also retained Advantage Advisers, Inc., a subsidiary of Oppenheimer, to act as investment adviser (the "Adviser") to the Fund and to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

    At August 31, 1995, Oppenheimer and the Manager own 3,658 and 5,248 shares of the Fund, respectively.

    Certain officers and/or directors of the Fund are officers and/or directors of the Manager or the Adviser.

    The Fund pays each Director not affiliated with the Manager or the Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4. Portfolio Activity and Federal Income Tax Status

    Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 1995 aggregated $52,539,825 and $58,824,932, respectively. The federal income tax cost basis of the Fund's investments at August 31, 1995 was $65,565,274. Gross unrealized appreciation and depreciation amounted to $3,498,275 and $2,962,250, respectively, resulting in a net unrealized appreciation on investments of $536,025.

    For the year ended August 31, 1995, the Fund had a realized loss on forward foreign currency exchange contracts closed of $469,637.

    For federal income tax purposes, capital and foreign currency losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of $2,589,473 and $1,581,587, respectively, during fiscal 1995.

    As of August 31, 1995, the Fund had temporary book/tax differences primarily attributable to deferral of post-October and wash sale losses. Permanent book/tax differences of $1,577,468 arising from foreign currency losses have been reclassified from Distributions in Excess of Realized Gain on Investments to Undistributed Net Investment Income. For federal income tax purposes, foreign

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C
currency losses include net realized losses on foreign currency transactions of $469,612, and net realized currency losses on sale of securities of $1,107,856. Net realized currency losses on sale of securities are included in Net Realized Loss on Investments in the Statement of Operations. However, for federal income tax purposes, such losses will be treated as a reduction of net investment income.

5.  Bank Loan

    The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 1.375% and the maturity date is November 6, 1995. The collateral for the loan was valued at $51,263,946 on August 31, 1995 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of at least 200%.

6.  Loan Participations/Assignments

    The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 1995 was $13,011,455.

    In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

    When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

7.  Credit Risk

    The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and other currency exchange fluctuations.

8.  Dividend Subsequent to August 31, 1995

    On September 1, 1995, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income, payable on September 29, 1995 to shareholders of record September 11, 1995.

9.  Financial Instruments with Off-Balance Sheet Risk

    The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of August 31, 1995, all forward contracts which the Fund has entered into have been compensated by the Fund with offsetting contracts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C


Financial Highlights

Selected data per share of common stock outstanding throughout the period:

                                                         Twelve Months        Twelve Months         Period
                                                            Ended                Ended               Ended
                                                          May 31, 1995       August 31, 1994    August 31, 1993(c)

Net investment income ................................      $  1.95               $  1.37           $  1.28
Net realized gain (loss) and change in
  unrealized appreciation (depreciation) on
  securities and foreign currency translations .......        (2.22)                (0.79)             3.88
                                                            _______________________________________________
Total from investment operations .....................        (0.27)                 0.58              5.16
                                                            _______________________________________________
Dividends to shareholders from net
  investment income ..................................        (1.37)                (1.50)            (1.07)
Dividends to shareholders from net
  realized capital gains .............................         (.49)                (0.81)               --
Distributions in excess of net realized capital gains          (.72)                   --                --
Offering costs on issuance of common stock ...........           --                    --             (0.15)
                                                            _______________________________________________
Net increase (decrease) in net asset value ...........        (2.85)                (1.73)             3.94
Net asset value, beginning of period .................        16.23                 17.96             14.02
                                                            _______________________________________________
Net asset value, end of period .......................       $13.38                $16.23            $17.96
                                                            ===============================================
Per share market value, end of period ................       $13.00                $16.00            $18.50
Total investment return based on market
  price per share (b) ................................       -1.76%                -1.33%             40.7%(d)
Ratios/Supplemental data:
  Net assets, end of period ..........................  $46,993,103           $57,005,082       $63,091,629
  Ratio of total expenses to
    average net assets ...............................        5.15%                 3.31%             2.81%(a)
  Ratio of operating expenses to
    average net assets ...............................        2.00%                 1.78%             2.00%(a)
  Ratio of interest expense to
    average net assets ...............................        3.15%                 1.53%             0.81%(a)
  Ratio of net investment income to
    average net assets ...............................       14.45%                 7.99%             9.99%(a)
  Portfolio turnover rate ............................        79.7%                 21.6%             29.9%
  Bank loan outstanding, end of period ...............  $20,000,000           $20,000,000       $10,000,000
  Interest rate on bank loan, end of period ..........      7.5625%               6.3125%           4.9375%
  Weighted average bank loan .........................  $20,000,000           $16,876,712      $  8,202,614
  Weighted average interest rate .....................         7.5%                  5.4%              5.2%(a)

---------------
(a) Annualized.

(b) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(c) For the period October 30, 1992 (commencement of operations) through August 31, 1993.

(d) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $18.50 per share. This calculation is not annualized.

                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C


Selected Quarterly Financial Information

Summary of quarterly results of operations (Unaudited)

                                                          Net Realized Gain
                                                         (Loss) & Change in
                                   Net Investment           Net Unrealized
                                      Income         Appreciation (Depreciation)
                                              Per                       Per
Quarters Ended**                  Total      Share        Total        Share
_______________________________________________________________________________

November 30, 1992* ...........   $  243      $.07        $ (148)      $ (.04)

February 28, 1993 ............    1,530       .44         1,000          .28

May 31, 1993 .................    1,378       .39         5,280         1.50

August 31, 1993 ..............    1,290       .38         7,537         2.14

November 30, 1993 ............    1,267       .36         4,243         1.21

February 28, 1994 ............    1,146       .33        (1,723)        (.49)

May 31, 1994 .................    1,197       .34        (6,897)       (1.97)

August 31, 1994 ..............    1,189       .34         1,615          .46

November 30, 1994 ............    1,595       .46        (3,082)        (.88)

February 28, 1995 ............    1,599       .45        (9,960)       (2.83)

May 31, 1995 .................    1,744       .49         5,054         1.44

August 31, 1995 ..............    1,894       .55           205          .05

 *For the period October 30, 1992 (commencement of operations) through
  November 30, 1992.
**Totals expressed in thousands of dollars except per share amounts.

                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C


Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund Inc (the "Fund") at August 31, 1995, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 30, 1992 (commencement of operations) through August 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 17, 1995

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C



Other Information

    Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend-paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to shares registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the shareholder elects to receive dividends and distributions in cash. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

    Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of shareholders, such as banks, broker-dealers or other nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

    There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing the stock for all participants in blocks and prorating the lower commissions thus attainable.

    The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

(LEFT COLUMN)

Directors

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Incorporated

LESLIE H. GELB
    President, The Council
    on Foreign Relations

MICHAEL  S.  HYLAND
    Chairman of the Board;
    President, Salomon Brothers
    Asset Management Inc

ALAN H.RAPPAPORT
    President;
    Executive Vice President,
    Oppenheimer & Co., Inc.

RIORDAN  ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    John  Hopkins University

JESWALD W.  SALACUSE
    Henry J. Braker Professor of
    Commercial Law, and formerly Dean,
    The Fletcher School of Law & Diplomacy
    Tufts University

Officers

MICHAEL S. HYLAND
    Chairman of the Board

ALAN H. RAPPAPORT
    President

PETER J. WILBY
    Executive Vice President

LAWRENCE H. KAPLAN
    Executive Vice President

ALAN M. MANDEL
    Treasurer

TANA E. TSELEPIS
    Secretary

AMY W. YEUNG
    Assistant Treasurer

LAURIE A. PITTI
    Assistant Treasurer


(RIGHT COLUMN)

The Emerging Markets Income Fund Inc
         7 World Trade Center
         New York, New York  10048
         1-800-SALOMON (1-800-725-6666)

INVESTMENT MANAGER
         Salomon Brothers Asset Management Inc
         7 World Trade Center
         New York, New York  10048

INVESTMENT ADVISER
         Advantage Advisers, Inc.
         Oppenheimer Tower
         World Financial Center
         New York, New York  10281

CUSTODIAN
         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
         American Stock Transfer & Trust Company
         40 Wall Street
         New York, New York 10005

INDEPENDENT ACCOUNTANTS
         Price Waterhouse LLP
         New York, New York  10036

LEGAL COUNSEL
         Simpson Thacher & Bartlett
         New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
         EMD



________________________________________________________________________________
This report is submitted for the general information of the shareholders of The Emerging Markets Income Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

The Emerging Markets
Income Fund Inc


Annual Report
AUGUST 31, 1995








__________________________________________
      The Emerging Markets Income Fund Inc
      --------------------------------------------


Salomon Brothers Asset Management
Seven World Trade Center
New York, New York 10048





    BULK RATE
  U.S. POSTAGE
      PAID
STATEN ISLAND, NY
  PERMIT No. 169